UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 17, 2025

NUTANIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37883	27-0989767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Technology Drive, Suite 150

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 216-8360

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000025 par value per share	NTNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Greg Lavender to the Board of Directors

On and effective as of September 17, 2025, the Board of Directors (the “Board”) of Nutanix, Inc. (the “Company”), upon recommendation of the Board’s Nominating and Corporate Governance Committee, appointed Greg Lavender as a director and as a member of the Board’s Security and Privacy Committee. Based on the Board’s review of Mr. Lavender’s independence and the Board’s consideration of whether Mr. Lavender (i) meets the objective tests for independence set forth in the listing rules of The Nasdaq Stock Market LLC and (ii) has a material relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, the Board determined that Mr. Lavender is an independent director. There is no arrangement or understanding between Mr. Lavender and any other persons pursuant to which Mr. Lavender was selected as a director. Other than as disclosed herein, Mr. Lavender does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Lavender will receive the standard cash compensation and equity awards provided to the Company’s non-employee directors for their service pursuant to the Company’s Second Amended and Restated Outside Director Compensation Policy, a copy of which was filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021 filed with the Securities and Exchange Commission (the “SEC”) on September 21, 2021, as amended. Historical director compensation arrangements pursuant to such policy are described under “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on October 22, 2024, as supplemented by the proxy statement supplement filed with the SEC on November 8, 2024. In addition, Mr. Brandt will enter into the Company’s standard form of indemnification agreement for directors and executive officers, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2021 filed with the SEC on June 3, 2021.

A copy of the Company’s press release announcing Mr. Lavender’s appointment is attached hereto as Exhibit 99.1.

The information in Exhibit 99.1 attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by Nutanix, Inc. on September 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTANIX, INC.

Date: September 18, 2025	By:	/s/ Brian Martin
Brian Martin
Chief Legal Officer